UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Form 8-K for the Pooling and Servicing Agreement.

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2005

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-124036-05	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as Master Servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2005-5 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	March 14, 2006
CITIGROUP MORTGAGE LOAN TRUST INC.

		By:	/s/ Peter D. Steinmetz
		Name:	Peter D. Steinmetz
		Title:	Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as Master Servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2005-5 Certificates.	7

Exhibit 4.1